EXHIBIT 10.5

** Portions of this agreement have been omitted and filed separately with the SEC pursuant to a confidential treatment request

CONFIDENTIAL
EXECUTION VERSION

LEASE AGREEMENT
(Alfalfa Facilities Only-Connell, Washington)

This Lease Agreement ("Agreement") dated the 31st day of December, 2014, is made by and between Pioneer Hi-Bred International, Inc., an Iowa corporation, with its principal place of business located at 7100 NW 62nd Avenue, Johnston, Polk County, Iowa 50131 ("Landlord") and S & W Seed Company, a Nevada corporation, whose address for purposes of this Agreement is 25552 South Butte Avenue, Five Points, CA 93624 ("Tenant").

WITNESSETH

1. Leased Premises. Landlord, in consideration of the rents to be paid and covenants to be performed by Tenant hereunder, hereby leases to Tenant for the term and subject to the covenants and conditions hereinafter set forth the following described Premises (herein "the Premises"), which is a portion of the Franklin County, Washington real property legal described on attached Exhibit "F" (i.e., a portion of Franklin County Assessor Parcel No. 109-560-152):

A. The greenhouse, warehouse, headhouse, office, lab, part of the machine shed, outside equipment storage area for alfalfa business (but not corn business), and approximately twelve (12) motor vehicle parking spaces east of the greenhouse for Tenant's exclusive use, depicted in the attached photograph identified as Exhibit "A" and incorporated in this Agreement by reference, the approximately twenty-eight (28) acres of land to be used strictly for agricultural research purposes only including plot tours (the "Ag Land") depicted in the attached photograph identified as Exhibit "B" and incorporated in this Agreement by reference and use of the Common Areas depicted in the attached photograph identified as Exhibit "C" and incorporated in this Agreement by reference (collectively the "Premises").

B. The Premises are delivered to Tenant on an "AS IS, WHERE IS, AND AS SHOWN" basis with no warranties of condition, including environmental condition, or suitability of the Premises for Tenant's intended alfalfa business.

2. Term.

A. Commencement. This Agreement shall commence on the 1st day of January 2015, and continue thereafter until the 31st day of December 2017, and shall not be subject to renewal.

B. Termination. This Agreement may be terminated in the event of one or more of the following events:

  By mutual agreement evidenced in writing by both parties;

** Portions of this agreement have been omitted and filed separately with the SEC pursuant to a confidential treatment request

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  Upon 60 days written notice by Tenant without cause;

  Upon Default as set forth below in Paragraph 9;

  Upon a casualty as set forth below in Paragraph 17(c); or

  Upon a substantial violation of Landlord's Rules and Regulations set forth in the attached Exhibit "D."

3. Rent. Tenant shall pay Landlord as rent ("Rent") for the Premises during the term of this Agreement the monthly sum of Nine Thousand Three-Hundred, Thirty-Three Dollars ($9,333). Rent is payable in advance each month. All Rent checks shall be made payable to Landlord at the address shown in Section 19 of this Agreement and to the attention of "Real Estate Manager."

4. Use of Premises. Tenant shall not commit or suffer any waste in the Premises, use the Premises or permit them to be used for any unlawful purpose or any dangerous, noxious or offensive activity or cause or maintain any nuisance in the Premises. At the end of the term of this Agreement, Tenant shall deliver up and surrender the Premises in as good an order and condition as they now are, or may be put by Landlord or Tenant, reasonable use and ordinary wear and tear thereof and damage by fire or other casualty excepted.

Premises shall be used for the storage of commercial, non-hazardous goods and agricultural research purposes, including plot tours, only and no other uses. Tenant agrees to keep the Premises free of all combustibles and hazardous products and substances, and Tenant shall comply with all municipal, state and federal environmental laws.

Except as expressly provided otherwise in this Agreement, all costs of occupancy of the Premises shall be borne solely by Tenant, including but not limited to utility costs, supplies, window washing, pest services, and replacement of lights and bulbs including the greenhouse. Landlord shall provide basic janitorial services to include weekly cleaning of the bathrooms and vacuuming/mopping of the floors. All other cleaning arrangements and costs shall be the responsibility of Tenant.

5. Damage or Destruction to Premises. In the event the Premises (except for the Ag Land) are rendered untenantable by fire or other casualty, Tenant shall vacate the damaged Premises within ten (10) days and will pay no further Rent as to the damaged or destroyed portion of the Premises and Landlord shall refund to Tenant the unearned portion of any Rent paid in advance prorated to the date of damage or destruction and prorated as to that building, structure or portion thereof within the Premises so damaged or destroyed.

6. Maintenance Repairs and Alterations. Landlord hereby covenants that the Premises shall be in reasonably good and usable condition as of the effective date of this Agreement. Replacements made by Landlord, if any, shall belong to it. Landlord shall keep access to the Premises free and clear of any and all obstructions including snow and ice.

** Portions of this agreement have been omitted and filed separately with the SEC pursuant to a confidential treatment request

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EXECUTION VERSION

In the event of an emergency, Tenant shall have the right to perform any obligation of Landlord under this Agreement and recover from Landlord any reasonable amounts so expended by Tenant within thirty (30) days of the date of demand or, in the alternative, to offset amounts so expended against Rent.

Landlord shall, at its sole expense, make structural repairs and replacements to the footings, foundation and structural elements of walls and roofs of the Premises and also shall be responsible for maintenance, repairs and replacements, at its sole expense, of heating, ventilating, air conditioning systems, plumbing systems, and electrical systems, provided, however, that Tenant, at its sole expense, shall be responsible for maintenance, repairs and replacements regarding the irrigation system on the Premises as well as Tenant's occupancy costs as described above in Section 4 of this Agreement and shall also be responsible for maintenance, repairs or replacements necessitated by Tenant's actions. Contact information for the Landlord in case of any maintenance, repair or replacement issues is as follows:

[**]1

Additions, improvements and alterations made by Tenant, whether temporary or permanent in nature, shall be subject to the prior approval of Landlord and upon completion shall belong to Tenant, provided that removal may be made without damage to the Premises at the expiration of the Agreement term. If removal of the improvements or alterations would cause damage to the Premises, said improvements and alterations shall automatically become the property of Landlord. Tenant, at its sole expense, shall be responsible for maintenance, repairs and replacements of any additions, improvements or alterations made by Tenant on, in or to the Premises. Tenant shall keep the Premises in good order, repair and condition at all times during the Agreement term, except for ordinary wear and tear.

7. Assignment and Sublease. Tenant shall not assign performance of this Agreement nor sublet the Premises or any part thereof without the express written consent of Landlord, which consent shall not be unreasonably withheld. Notwithstanding the foregoing, Tenant may assign or sublet the Premises, or any portion thereof, without Landlord's consent, to any corporation which controls, is controlled by or is under common control with Tenant, or to any corporation resulting from the merger or consolidation with Tenant, or to any person or entity which acquires all the assets of Tenant as a going concern of the business that is being conducted on the Premises, all of which are referred to as "Tenant Affiliate"; provided that before such assignment shall be effective, said assignee shall in writing assume, in full, the obligations of Tenant under this Agreement and Tenant shall provide a copy of the Assignment and Assumption Agreement to Landlord.

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1 Omitted and filed separately with the SEC pursuant to a confidential treatment request.

** Portions of this agreement have been omitted and filed separately with the SEC pursuant to a confidential treatment request

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EXECUTION VERSION

8. Eminent Domain. If any part of the Premises shall be taken by any public authority under the power of eminent domain, such as to render the facility ineffective for Tenant's uses, then the Term of this Agreement shall cease as of the day possession shall be taken by such public authority and the Rent shall be paid up to that day with a proportionate refund by Landlord of any Rent that may have been paid in advance, but Rent paid by Tenant shall be abated proportionately. Notwithstanding any award made to Landlord by such public authority in connection with the taking of all or any portion of the Premises, Tenant may separately pursue a claim against the public authority for the value of Tenant's personal property which Tenant is entitled to remove under this Agreement, relocation and moving costs, loss of business, and other claims Tenant may have, but only to the extent Landlord's award is not diminished by such Tenant claim.

9. Default. In the event of any default by either Landlord or Tenant in the performance of any obligation under the provisions of this Agreement, the party being defaulted on may, at its option, cancel this Agreement by written notice by certified mail, return receipt requested, to the defaulting party specifying such default. Unless the defaulting party eliminates or cures such default within thirty (30) days following the mailing of such notice, this Agreement shall terminate upon the expiration of such thirty (30) day period.

10. Quiet Enjoyment. Landlord agrees that if Tenant pays the Rent as required in this Agreement and keeps and performs the covenants of this Agreement on the part of Tenant as described in this Agreement, Tenant will peaceably and quietly occupy the Premises during the term hereof without any hindrance, ejection or molestation by Landlord or any person lawfully claiming under Landlord; provided, however, Tenant acknowledge that Landlord will continue its corn business on the portion of its adjacent property not identified as the "Premises" and such Landlord's use, including but not limited to Landlord's use of Common Areas as described below in Section 14, shall not be considered to be a violation of Landlord's covenant of Quiet Enjoyment of the Premises.

11. Binding Effect. This Agreement and the obligations of Landlord and Tenant contained herein shall be binding upon and inure to the benefit of the heirs, executors, administrators, successors and assigns of the respective parties.

12. Indemnification.

A. From Tenant. Tenant shall indemnify, defend and hold Landlord harmless from and against any and all claims arising from Tenant's use of the Premises and the Common Areas described below in paragraph 14 or from the conduct of its business or from any activity, work or thing which may be permitted, or which may occur, in or about the Premises or Common Areas. Tenant shall further indemnify, defend and hold Landlord harmless from and against any and all claims arising from any breach or default in the performance of any obligation on Tenant's part to be performed under the provisions of this Agreement or arising from any negligent or intentional acts or omissions of Tenant or any of Tenant's agents, contractors,

** Portions of this agreement have been omitted and filed separately with the SEC pursuant to a confidential treatment request

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employees or invitees and from and against any and all costs, reasonable attorney's fees, expenses and liabilities incurred in the defense of any such claim or any action or proceeding brought thereon. If, however, Landlord, its agents, contractors, employees or invitees are found to be negligent in any manner, Tenant's indemnification will extend only to the degree of negligence of Tenant and shall not cover any of Landlord's negligence, for which Landlord shall be responsible and Landlord agrees to so indemnify and hold harmless Tenant from such liability, all as provided for herein.

B. From Landlord. Landlord shall indemnify, defend and hold Tenant harmless from and against any and all claims arising from Landlord's ownership of the Premises or from the conduct of its business or from any activity, work or thing which may be permitted or which may occur in or about the Premises or the Common Areas described below in paragraph 14 and Landlord shall further indemnify, defend and hold Tenant harmless from and against any and all claims arising from any breach or default in the performance of any obligation on Landlord's part to be performed under the provisions of this Agreement or arising from any negligent or intentional acts or omissions of Landlord or any of Landlord's agents, contractors, employees or invitees and from and against any and all costs, reasonable attorney's fees, expenses and liabilities incurred in the defense of any such claim or any action or proceeding brought thereon. If, however, Tenant, its agents, contractors, employees or invitees are found to be negligent in any manner, Landlord's indemnification will extend only to the degree of negligence of Landlord and shall not cover any of Tenant's negligence, for which Tenant shall be responsible and Tenant agrees to so indemnify and hold harmless Landlord from such liability, all as provided for herein.

C. Environmental Indemnification. Notwithstanding anything contained herein to the contrary, Landlord agrees to indemnify, defend and hold harmless Tenant, in whole or in part, from any environmental liability resulting from contamination to the Premises, in any manner, including without limitation, air, water, and soil contamination, and at any time, past, present and future, unless such contamination is determined to be attributable in whole or in part to contamination arising out of or resulting from the use of the Premises or Common Areas by Tenant. Where the liability is determined to be attributable to multiple parties, including Tenant, Tenant shall not be indemnified or held harmless by Landlord for the part of the liability determined to be Tenant's responsibility. The obligations of this paragraph shall survive termination, cancellation or expiration of this Agreement.

13. Taxes; Tenant Utilities; and Shared Utilities.

A. Payment of Taxes. All real estate taxes, ad valorem taxes and special assessment which become due and payable during the term of this

** Portions of this agreement have been omitted and filed separately with the SEC pursuant to a confidential treatment request

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EXECUTION VERSION

Agreement regarding the Premises occupied by Tenant are prorated between Landlord and Tenant based on the areas occupied by each and are already included and accounted for in the Rent payable by Tenant under Section 3 above.

B. Tenant Utilities. Except as provided below in subparagraphs C, D, and E, Tenant shall be responsible to arrange for and pay for all utilities furnished to the Premises and, at its cost, install separate meters for the utilities, including but not limited to electricity, propane, gas, water, sewer treatment, waste management services, telephone service, fiber optic service and any other similar service required by Tenant.

C. Shared Utilities. To the extent that utilities are shared between Landlord and Tenant, including lawn irrigation and a water well, the cost or responsibility for those utilities shall be equitable shared by and between Landlord and Tenant based on their respective uses in a fashion mutually agreeable to the parties.

D. Relocation of Telephone and Data Lines. Landlord's telephone and data lines located on the Premises shall be relocated to Landlord's adjacent property at its cost promptly after execution of this Agreement whereupon Tenant at its cost shall install its own telephone and data lines. Landlord will schedule the relocation work in a fashion which will minimize disruption of service to Tenant.

E. Installation of Propane Tank. Promptly after execution of this Agreement, Landlord, at its sole expense, shall install a five-hundred (500) gallon propane tank and appurtenances to serve the Premises. Tenant shall be responsible to pay for propane required for its operations on the Premises.

14. Common Areas. Because of the location of the Premises in relation to Landlord's adjacent property, there is hereby established Common Areas within both the Premises and within Landlord's adjacent property, which shall be shared by Landlord and Tenant, including but not limited to motor vehicle entrance drives, driveways, walkways and parking areas as generally depicted on the attached Exhibit "C." The use of the Premises and the Common Areas by Tenant shall be subject to rules and regulations promulgated by Landlord as set forth in Exhibit "D." Landlord shall be responsible for maintenance of the Common Areas, including snow removal and lawn care.

15. Nondisclosure Agreement. In view of the fact that Landlord and Tenant will be in close proximity to each other's facilities and in view of the use by Landlord and Tenant of Common Areas and that they may possibly be exposed to each other's confidential information or trade secrets, Landlord and Tenant shall execute a Mutual Confidential Information and Nondisclosure Agreement ("NDA") at the time this Lease Agreement is executed in substantially the same form as set forth in the attached Exhibit "E."

** Portions of this agreement have been omitted and filed separately with the SEC pursuant to a confidential treatment request

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EXECUTION VERSION

16. Compliance with Laws and Landlord's Rules and Policies. Each party covenants throughout the term of this Agreement, at its own sole cost and expense, to promptly comply with all laws, rules and regulations of all federal, state and local governments which may be applicable to the Premises or the use or manner of use of the Premises. Furthermore, Tenant shall comply with Landlord's Rules and Policies as set forth in the attached Exhibit "D."

17.       Insurance.  Prior to the commencement of this Agreement, Tenant shall provide satisfactory evidence, by Certificate of Insurance, of the coverage outlined in the following sections.

A.       Liability and Worker's Compensation Insurance.  Tenant shall, throughout the term of this Agreement, at its sole cost and expense, maintain insurance with respect to the Premises:

  Commercial general liability insurance or self-insurance in an amount not less than [**]2 combined single limit (CSL) each occurrence, with an annual aggregate of [**]3 for Products/Completed Operations, and an annual aggregate of [**]4 for all other losses, and excess liability insurance of [**]5 combined single limit (CSL) each occurrence and aggregate.

  Worker's Compensation insurance to meet statutory requirements and Employers Liability in an amount not less than [**]6 each accident, [**]7 Disease - Policy Limit and [**]8/SUP> Disease - Each Employee.

B.       Notice of Termination.  Each insurance policy shall be issued by an insurance company of recognized standing reasonably acceptable to Landlord and shall include Landlord as an additional named insured party. These policies shall further provide that no cancellation or termination thereof or any material modification thereof shall be effective except upon thirty (30) days written notice to Landlord.

C.       Casualty; Landlord's and Tenant's Right to Terminate.  Landlord shall have no duty to rebuild or replace any structure, building, or improvement substantially damaged or destroyed by fire or other casualty on the Premises and Landlord or Tenant in that event shall have the right to terminate this Agreement without penalty unless Landlord and Tenant are able to reach an agreement on how to modify the Rent and terms of this

_________________________
2 Omitted and filed separately with the SEC pursuant to a confidential treatment request.
3 Omitted and filed separately with the SEC pursuant to a confidential treatment request.
4 Omitted and filed separately with the SEC pursuant to a confidential treatment request.
5 Omitted and filed separately with the SEC pursuant to a confidential treatment request.
6 Omitted and filed separately with the SEC pursuant to a confidential treatment request.
7 Omitted and filed separately with the SEC pursuant to a confidential treatment request.
8 Omitted and filed separately with the SEC pursuant to a confidential treatment request.

** Portions of this agreement have been omitted and filed separately with the SEC pursuant to a confidential treatment request

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EXECUTION VERSION

Agreement to reflect the damage or destruction and loss of use of the Premises by Tenant. Moreover, Tenant agrees neither Landlord nor any of Landlord's directors, officers, employees, or other agents will be liable for any injury, loss, or damage to any personal property kept on the Premises by Tenant (whether owned by Tenant or any third party) that is caused by fire, water, the elements, burglary, theft, or any other cause. Landlord recommends Tenant obtain appropriate insurance to cover said personal property any such injury, loss, or damage.

18. Waiver of Subrogation. Tenant hereby waives on behalf of its insurance carriers any right of subrogation that may exist or arise against the other party to this Agreement. Tenant shall cause the insurance companies issuing its insurance policies with respect to the Premises to waive any subrogation rights that the companies may have against Landlord, which waivers shall be specifically stated in the respective policies.

19. Notice. Any notice required or permitted to be given hereunder between Landlord and Tenant shall be given in writing, by personal delivery, facsimile, commercial courier or by certified mail as follows:

Tenant:	S & W Seed Company ATTN: Chief Financial Officer 1974 N. Gateway Blvd., Suite 104 Fresno, CA 93727 Fax: (559) 255-5457

Landlord:	Pioneer Hi-Bred International, Inc. ATTN: [**][9]

All such notices shall be effective upon delivery, attempted delivery, or refusal, whichever occurs first, at the address or addresses of the intended recipient, as set forth above.

20. Enter onto Premises. Upon oral or written notice to Tenant delivered no less than twenty-four hours in advance (but without notice in emergencies), Landlord and its authorized representatives may enter the Premises at all reasonable times and, if required by Tenant, shall be accompanied by Tenant's employee.

21. Tenant Access. During the term of this Agreement, Tenant shall have unlimited access to Premises during the course of normal business hours which, for purposes hereof, are 6 AM to 8 PM, Monday through Friday, and 7AM to 5PM on Saturdays and Sundays, subject to Landlord's security procedures and protocols existing for Landlord's adjoining property and the Common Areas which Tenant shall observe and obey.

_________________________
9 Omitted and filed separately with the SEC pursuant to a confidential treatment request.

** Portions of this agreement have been omitted and filed separately with the SEC pursuant to a confidential treatment request

CONFIDENTIAL
EXECUTION VERSION

22. Landlord's Waiver; Mechanic's Liens Prohibited. With exception to the Landlord lien for rent arising under RCW 60.72.010, Landlord shall and hereby does expressly waive and release any and all contractual liens and security interests or constitutional and/or statutory liens and security interests arising by operation of law to which Landlord might now or hereafter be entitled on all Tenant's property which is now or hereafter placed in or upon the Premises, except for judgment liens that may arise in favor of Landlord. Tenant shall not allow any mechanic's lien or other similar lien or claim to be asserted or filed against Landlord or the Premises and all contractors, subcontractors, suppliers or other persons who furnish material or labor, or who perform labor, upon the Premises are prohibited from filing or asserting any such lien or claim against Landlord and the Premises.

23. Attorneys' Fees. In the event of any dispute between Landlord and Tenant in any way related to this Agreement, and whether involving contract and/or tort claims, the non-prevailing party shall pay to the prevailing party all reasonable attorneys' fees and costs and expenses of any type, without restriction by statute, court rule or otherwise, incurred by the prevailing party in connection with any action or proceeding (including any appeal and the enforcement of any judgment or award), whether or not the dispute is litigated or prosecuted to final judgment.

24. Child and Forced Labor Prohibition. Landlord (sometimes referred to herein as "Pioneer") will not tolerate the use of child or forced labor, slavery or human trafficking in any of its global operations and facilities. Pioneer will not tolerate the exploitation of children, their engagement in unacceptably hazardous work, or the trafficking, physical punishment, abuse, or involuntary servitude of any worker. Pioneer expects its Tenant, and the suppliers and contractors with whom Tenant does business, to uphold the same standards.

Tenant certifies that it is fully aware of the DuPont Principles on Child and Forced Labor and Human Trafficking ("DuPont Principles") available under Respect for People at http://www.pioneer.com/home/site/about/business/commitment/. Tenant certifies that it does not and will not employ, directly or indirectly or through a subcontractor, any person to perform services, provide product, or manufacture or supply material for Pioneer who is under sixteen (16) years of age, or eighteen (18) years of age in the case of hazardous services (hereinafter "Child Labor"), in a manner contravening the DuPont Principles or in violation of any relevant laws or regulations.

Tenant certifies that the workers it uses, and will use, to produce product, provide services, or manufacture or supply material are present voluntarily. Tenant certifies that it and its suppliers of goods and services do not and will not knowingly use prison, slave, human trafficked or forced labor in contravention of the DuPont Principles or relevant laws and regulations.

Tenant understands that these certifications and undertakings are essential to the Agreement. Tenant agrees to indemnify Pioneer and its parent company, DuPont, and hold Pioneer and its parent company, DuPont, harmless with respect to any violation of

** Portions of this agreement have been omitted and filed separately with the SEC
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EXECUTION VERSION

relevant laws and regulations, or for any liability arising from the contravention of the DuPont Principles, or non-compliance with this Section by Tenant, its suppliers and contractors. Tenant also agrees that, in the event that Pioneer determines that a violation of this Section has occurred, Pioneer shall notify Tenant and Tenant shall immediately remedy the violation. In the event that Pioneer determines that Tenant has not remedied the violation, then Pioneer may terminate the Agreement immediately, and such termination shall be with cause.

25. Criminal Background Checks and Escort Policy.

A. The Tenant shall perform criminal background checks on all employees prior to working on a Pioneer site. The Tenant criminal background check program must comply with the Fair Credit Reporting Act as well as all applicable Federal and State laws. These criminal background checks shall determine if the employee has been convicted of a felony or misdemeanor crime within the past seven (7) years or has any known criminal convictions prior to the past seven (7) years. If the Tenant finds that an employee has been convicted, the Tenant shall not allow that employee to work on the Pioneer site unless approved, in writing, by Landlord.

B. In the event of an emergency, an employee of the Tenant may temporarily work on a Pioneer site only if the criminal background check is ongoing and the Tenant employee is escorted by a Pioneer employee One Hundred (100) percent of the time. If a security pass is not warranted, the employees of the Tenant shall be required to comply with all Landlord escort policies.

26. General Provisions.

A. Governing Law. This Agreement shall be governed by the laws of the State of Iowa and the parties hereto agree that venue shall be proper in any state or federal court located within the State of Iowa.

B. Waiver. The waiver by either party hereto of any breach of any term, covenant, or condition herein contained shall not be deemed to be a waiver of any subsequent breach of the same or any other term, covenant or condition contained herein. The acceptance of Rent hereunder shall not be construed to be a waiver of any breach by Tenant of any term, condition or covenant of this Agreement.

C. Remedies Cumulative. It is understood and agreed that the remedies herein given to the parties hereto shall be cumulative, and the exercise of any one remedy by Landlord or Tenant shall not be to the exclusion of any other remedy.

** Portions of this agreement have been omitted and filed separately with the SEC
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EXECUTION VERSION

D. Successors and Assigns. The covenants and conditions herein contained shall apply to and bind the heirs, successors, executors, administrators and assigns and sublessees of all of the parties hereto. If Landlord or Tenant is comprised of multiple parties, each of such parties hereto shall be jointly and severally liable hereunder.

E. Entire Agreement. This Agreement, the exhibits herein referred to, and any addendum executed concurrently herewith, including the NDA, are the final, complete and exclusive agreement between the parties and cover in full each and every agreement of every kind or nature, whatsoever, concerning the Premises and Common Areas and all preliminary negotiations and agreements of whatsoever kind or nature, are merged herein. Landlord has made no representations or promises whatsoever with respect to the Premises and Common Areas, except those contained herein, and no other person, firm or corporation has at any time had any authority from Landlord to make any representations or promises on behalf of Landlord, and Tenant expressly agrees that if any such representations or promises have been made by others, Tenant hereby waives all right to rely thereon. No verbal agreement or implied covenant shall be held to vary the provisions hereof, any statute, law or custom to the contrary notwithstanding. Unless otherwise provided herein, no supplement, modification, or amendment of this Agreement shall be binding unless executed in writing by the parties.

F. Captions. The captions of paragraphs of this Agreement are for convenience only, and do not in any way limit or amplify the terms and provisions of this Agreement.

G. Partial Invalidity. If any term, covenant, condition or provision of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the provisions shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

H. Authority. The Tenant warrants that the person executing this Agreement has obtained or has the requisite corporate or other authority to do the same.

I. Approvals. Any consent or approval required hereunder shall not be unreasonably withheld, conditioned or delayed by the party from whom such consent or approval is requested unless this Agreement expressly provides otherwise.

** Portions of this agreement have been omitted and filed separately with the SEC
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J. Counterparts. This Agreement may be executed simultaneously in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Each party may execute a facsimile or electronic counterpart signature page to be followed by an original counterpart. Each such facsimile or electronic counterpart signature page shall constitute a valid and binding obligation of the party signing such facsimile or electronic counterpart.

K. Recording.  Neither Landlord nor Tenant will record this Lease; provided, however, at the time of the execution of this Lease, the parties will also execute the Memorandum of Lease attached as Exhibit "G", which Landlord will cause to be recorded by the Auditor for Franklin County, Washington.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement in duplicate as of the day and year first above written.

S & W SEED COMPANY TENANT	PIONEER HI-BRED INTERNATIONAL, INC. LANDLORD
By: _______________________________ Print Name: ________________________ Print Title: _________________________	By: _______________________________ Print Name: ________________________ Print Title: _________________________
Date Signed: _______________________	Date Signed: _______________________
By: _______________________________ Print Name: ________________________ Print Title: _________________________	By: _______________________________ Print Name: ________________________ Print Title: _________________________
Date Signed: _______________________	Date Signed: _______________________

[Signature Page to Ground Lease]

STATE OF __________________________

) ss.

COUNTY OF _________________________

I certify that I know or have satisfactory evidence that ____________________ is the person who appeared before me, and said person acknowledged that he/she signed this instrument, on oath stated that he/she was authorized to execute the instrument and acknowledged it as the ______________________ of S&W SEED COMPANY, a Nevada corporation, to be the free and voluntary act of such party for the uses and purposes mentioned in the instrument.

DATED: ___________________________, 2014.

____________________________________

[PRINT NAME] ________________

NOTARY PUBLIC for the State of ________,
residing at ______________.

My appointment expires: ___________________.

STATE OF __________________________

) ss.

COUNTY OF _________________________

I certify that I know or have satisfactory evidence that ____________________ is the person who appeared before me, and said person acknowledged that he/she signed this instrument, on oath stated that he/she was authorized to execute the instrument and acknowledged it as the ______________________ of PIONEER HI-BRED INTERNATIONAL, INC., an Iowa corporation, to be the free and voluntary act of such party for the uses and purposes mentioned in the instrument.

DATED: ___________________________, 2014.

____________________________________

[PRINT NAME]

NOTARY PUBLIC for the State of ________,
residing at ______________.

My appointment expires: ___________________.

[Signature Page to Ground Lease]